EXHIBIT 10.2

                    AMENDMENT TO FORBEARANCE AGREEMENT AND
                       FOURTH AMENDMENT TO THIRD AMENDED
                   AND RESTATED LOAN AND SECURITY AGREEMENT


      THIS AMENDMENT TO FORBEARANCE AGREEMENT AND FOURTH AMENDMENT
TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (hereinafter, "THIS AMENDMENT") is made and entered into on the 30th day of November, 1998 (to be effective as of the relevant date hereinafter specified), by FLEET CAPITAL CORPORATION ("FLEET"), a Rhode Island corporation ("FLEET"), BANKBOSTON, N.A., a national banking association ("BOSTON") (Fleet and Boston are collectively referred to as "LENDERS" or each individually as "LENDER"), Fleet, as agent for Lenders (Fleet, in such capacity, the "AGENT"), BRAZOS SPORTSWEAR, L.L.C., a Delaware limited liability corporation ("BRAZOS"), successor-in-interest by operation of law to Brazos, Inc., a Texas corporation ("BRAZOS INC."), and MORNING SUN, INC., a Washington corporation ("MORNING SUN") (Brazos and Morning Sun being hereinafter collectively referred to as "BORROWERS", as governed by the provisions of SECTION 1.5 and SECTION 1.6 of the Loan Agreement [as hereinafter defined]).

                                   RECITALS

      A. Morning Sun, Brazos Inc., Lenders and Agent have entered into that certain Third Amended and Restated Loan and Security Agreement, dated July 2, 1997 (the Third Amended and Restated Loan and Security Agreement, as amended from time to time, being hereinafter referred to as the "LOAN AGREEMENT"). Brazos has by operation of law succeeded to all right, title and interest of Brazos Inc. in the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement).

      B. Borrowers, Lenders and Agent entered into that certain Forbearance Agreement and Second Amendment to Third Amended and Restated Loan and Security Agreement, executed on June 30, 1998, which amended in certain respects the Loan Agreement and which provided for the forbearance by Lenders and Agent under certain circumstances (hereinafter, the "FORBEARANCE AGREEMENT").

      C. Even though Lenders and Agent have no obligation to extend the Forbearance (as defined in the Forbearance Agreement) past November 30, 1998, Borrowers have requested that Lenders and Agent extend the Forbearance up to and including January 31, 1999.

      D. Lenders and Agent have agreed to extend the Forbearance up to and including January 31, 1999, such extension to be upon the terms and conditions set forth in this Amendment.

      E. Borrowers hereby agree and acknowledge that Lenders and Agent have no obligation to further extend the Forbearance past January 31, 1999.

      F. Accordingly, Borrowers, Lenders and Agent desire to amend the Forbearance Agreement and the Loan Agreement as hereinafter set forth.

      NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                  ARTICLE I
                                 DEFINITIONS

     1.01 Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Forbearance Agreement, as amended hereby.

                                  ARTICLE II
                                EFFECTIVE DATE

     2.01 Except as otherwise provided herein, the agreements, consents and amendments contained in this Amendment shall each be effective on the date that all conditions precedent in SECTION 4.01 hereof are satisfied, and once effective shall be deemed to have been effective as of November 30, 1998.

                                 ARTICLE III
                   AMENDMENTS TO FORBEARANCE AGREEMENT AND
                LOAN AGREEMENT; OTHER AGREEMENTS OF BORROWERS

   3.01 AMENDMENT TO SECTION 4.01 OF THE FORBEARANCE AGREEMENT. Effective as of November 30, 1998, SECTION 4.01 of the Forbearance Agreement is amended by deleting therefrom the reference to the date "November 30, 1998" and substituting therefor the date "January 31, 1999" and by deleting therefrom the reference to the date "December 1, 1998" and substituting therefor the date "February 1, 1999."

   3.02 AMENDMENT TO SECTION 4.02 OF THE FORBEARANCE AGREEMENT. Effective as of November 30, 1998, SECTION 4.02 of the Forbearance Agreement is amended by deleting therefrom the reference to the date "November 30, 1998" and substituting therefor the date "January 31, 1999."

   3.03 AMENDMENT AND RESTATEMENT OF SECTION 5.10 OF THE FORBEARANCE AGREEMENT. Effective as of November 30, 1998, SECTION 5.10 of the Forbearance Agreement is amended and restated to read in its entirety as follows:

                  "5.10 EMPLOYMENT BY DECEMBER 22, 1998, BY BORROWERS OF A TURNAROUND CONSULTANT. Borrowers hereby agree that by December 22, 1998, they will hire an independent turnaround consultant to assist Borrowers in evaluating, planning and implementing financial and operational improvements in, and a restructuring of, Borrowers' business operations and practices, such turnaround consultant to be satisfactory to Lenders, in their sole discretion."

   3.04 REPORTING ON DISNEY LICENSED INVENTORY. In addition to and not in limitation of any other reporting required to be made by Borrowers to Lenders and Agent under the Loan Agreement, the Forbearance Agreement and the other Loan Documents, Borrowers hereby agree and acknowledge that they are now required to report on a weekly basis to Agent and Lenders on the inventory produced by Borrowers in connection with license agreements entered into with Disney Enterprises, Inc. or any affiliate of Disney Enterprises, Inc., and that Agent and Lenders have the right to require, in their sole discretion, that such inventory reports be submitted on a more frequent basis.


   3.05 FEE. In addition to all other amounts payable by Borrowers to Lenders and Agent under the Loan Agreement, the Forbearance Agreement and the other Loan Documents, in consideration of the agreements of Lenders and Agent pursuant to this Amendment, including, without limitation, the extension of the Forbearance, Borrowers agree to pay Agent, for the benefit of Lenders (and to be distributed by Agent to each Lender on the basis agreed upon by Lenders), a fee in the amount of $100,000 on the date hereof, which fee shall be deemed fully earned and nonrefundable as of the date hereof, and Borrowers confirm and agree that, at Agent's sole option, the amount of such fee may be charged directly against the Loan Account, that the amount of such fee shall constitute a part of the Obligations secured by the Collateral, and that Agent and Lenders shall be entitled to all rights and benefits of the Loan Agreement, the Forbearance Agreement and the other Loan Documents with respect thereto. Each Lender hereby agrees that in the event that any petition for an order for relief shall be filed by or against Borrowers under the United States Bankruptcy Code ("BANKRUPTCY PROCEEDINGS") and such Lender subsequently provides financing to Borrowers during the Bankruptcy Proceedings, the portion of this $100,000 fee actually received by such Lender pursuant to this SECTION 3.05 shall be applied as a credit against the fees charged by such Lender in connection with providing such financing during the Bankruptcy Proceedings.

   3.06 AMENDMENT TO SECTION 1.1 OF THE LOAN AGREEMENT; AMENDMENT AND RESTATEMENT OF DEFINITION OF "ELIGIBLE INVENTORY". Effective as of November 30, 1998, the definition of "Eligible Inventory" is hereby amended and restated to read in its entirety as follows:

                  "ELIGIBLE INVENTORY - such Inventory of Borrower (other than packaging materials and supplies) which Agent, in its credit judgment, deems to be Eligible Inventory. Without limiting the generality of the foregoing, no Inventory shall be Eligible Inventory unless, in Agent's opinion, it (a) is (i) cloth rolls, piece goods and other raw materials acceptable to Agent or (ii) 'blank' or 'printed' finished goods of Borrower, (b) work in process of Borrower, (c) is in good, new and saleable condition, (d) is not obsolete or unmerchantable, (e) meets all standards imposed by any governmental agency or authority, (f) conforms in all respects to the warranties and representations set forth in SECTION
      6.1 hereof, (g) is at all times subject to Agent's, for the benefit of Lenders, duly perfected, first priority security interest and no other Lien except a Permitted Lien, (h) is situated at a location in compliance with SECTION 4.4 hereof and is not in-transit; PROVIDED, HOWEVER, Agent, in its sole discretion, may decide to include in-transit Inventory as Eligible Inventory so long as each of the following statements is true and accurate: (i) a documentary Letter of Credit has been issued in connection with the purchase of such Inventory by Borrower, (ii) such Inventory satisfies the other requirements herein and title thereto is in the name of Borrower, (iii) Agent or an agent or bailee of Agent has itself received appropriate documentation evidencing title of Borrower in such Inventory and the other relevant shipping documents (which documentation shall consist of items required by Agent, in its sole discretion, but at a minimum such items shall include all of the clean, negotiable on-board bills of lading issued by the relevant carrier and describing the Inventory, together with a commercial invoice describing the Inventory, a packing list, and if shipment is C.I.F. rather than F.O.B., a certificate of insurance regarding the Inventory), and (iv) if any customs broker is used in connection with the transit of such Inventory, there is in effect a customs broker agreement in form and substance satisfactory to Agent, in Agent's sole discretion, executed by such customs broker and Borrower covering such Inventory and the documents of title relating thereto; PROVIDED FURTHER, Inventory which is situated at the location of a processor of such Inventory shall not be included within Eligible Inventory unless such processor has entered into a written agreement with Agent, on behalf of and for the benefit of Lenders, in form and substance satisfactory to Lenders, in their sole discretion, providing, among other things, that such processor will not assert any lien with respect to any Collateral for unpaid processing or storage charges, and (i) is not consigned by a Person to Borrower or by Borrower to any Person."

In addition to any other provision of the Loan Agreement, the Forbearance Agreement and the other Loan Documents, Borrowers hereby agree to take such further action and execute such further documentation as shall be required by Agent, in the exercise of Agent's credit judgment, in connection with the perfection of the security interest in favor of Agent, for the benefit of Lenders, in the Inventory and in the bills of lading, documents of title and other documents evidencing or otherwise relating to the Inventory, and Borrowers hereby affirm the grant of a security interest to Agent, for the benefit of Lenders, in and to such property of Borrowers.

   3.07 CUSTOMS BROKER AGREEMENTS. If any customs brokers are used in connection with the importation of goods by Borrowers, Borrowers agree to immediately arrange for the execution by Borrowers and by each such customs broker of a customs broker letter agreement in favor of Agent, for the benefit of Lenders, and for the immediate delivery to Agent of each such customs broker letter agreement, each such customs broker letter agreement to be in form and substance satisfactory to Agent, in Agent's sole discretion.

   3.08 AMENDMENT TO EXHIBIT H OF THE LOAN AGREEMENT. Effective as of November 30, 1998 Borrowers, Lenders and Agent hereby agree that EXHIBIT H of the Loan Agreement, which lists existing litigation of Borrowers, is deleted in its entirety and replaced with EXHIBIT H attached hereto.

   3.09 AMENDMENT TO DEFINITION OF "EXISTING DEFAULT" IN FORBEARANCE AGREEMENT. Effective as of November 30, 1998, Borrowers, Lenders and Agent hereby agree that the term "Existing Default" used in the Forbearance Agreement shall include, in addition to the violation of the Fixed Charge Ratio under the Loan Agreement described in SECTION 3.01 of the Forbearance Agreement, the failure of Borrowers for the five-month fiscal period ending closest to November 7, 1998, to maintain EBITDA (as defined in the former SECTION 5.10 of the Forbearance Agreement) of not less than $10,580,000, as was required by such former SECTION
5.10 of the Forbearance Agreement.

                                  ARTICLE IV
                             CONDITIONS PRECEDENT

      4.01 CONDITIONS TO EFFECTIVENESS. Notwithstanding anything herein to the contrary, the effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lenders and Agent:

            (a) Lenders shall have received each of the following, each of which shall be in form and substance satisfactory to Lenders, in their sole discretion:

                  (i) this Amendment, duly executed by Borrowers, together with the Consent, Ratification and Release duly executed by Brazos Sportswear, Inc.;

                  (ii) a closing certificate signed by the President of each
            Borrower, dated as of the date of this Amendment, stating that (A) the representations and warranties set forth in SECTION 8 of the Loan Agreement, as amended by this Amendment, are true and correct as of such date, other than for such representations and warranties which relate to a specific date and other than as otherwise provided in SECTION 6.02 of this Amendment, (B) Borrowers are on such date in compliance with all the terms and provisions set forth in the Forbearance Agreement and in the Loan Agreement, as amended by this Amendment, and (C) on such date no Default or Event of Default has occurred or is continuing, except for the Existing Default;

                  (iii) a company general certificate, certified by the
            Secretary or Assistant Secretary of each Borrower, acknowledging (A) that such Borrower's Board of Directors has met and has adopted, approved, consented to and ratified resolutions which authorize the execution, delivery and performance by such Borrower of this Amendment and all other Loan Documents to which such Borrower is or is to be a party, and (B) the names of the officers of such Borrower authorized to sign this Amendment and each of the other Loan Documents to which such Borrower is or is to be a party hereunder (including the certificates contemplated herein) together with specimen signatures of such officers; and

                  (iv) such additional documents, instruments and information as
            Lenders or their legal counsel may request.

            (b) Other than for the Existing Default, no Default or Event of Default shall have occurred and be continuing.

            (c) The representations and warranties contained herein and in the Forbearance Agreement, the Loan Agreement and the other Loan Documents, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof, other than for such representations and warranties which relate to a specific date, and other than as otherwise provided in SECTION 6.02 of this Amendment.

            (d) All limited liability company and corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lenders and Agent and their legal counsel.

                                  ARTICLE V
                                  NO WAIVER

      5.01 Nothing contained herein shall be construed as a waiver by Agent or any Lender of any covenant or provision of the Loan Agreement, the other Loan Documents, the Forbearance Agreement, this Amendment, or of any other contract or instrument between Borrowers and Agent and/or Lenders, and Agent's and/or any Lender's failure at any time or times hereafter to require strict performance by Borrowers of any provision thereof shall not waive, affect or diminish any right of Agent and Lenders to thereafter demand strict compliance therewith. Each of Agent and Lenders hereby reserves all rights granted under the Forbearance Agreement, the Loan Agreement, the other Loan Documents, this Amendment and any other contract or instrument between Borrowers and Agent and/or Lenders. THIS AMENDMENT IS NOT TO BE CONSTRUED AS A CURE OR FORGIVENESS OF THE EXISTING DEFAULT.

                                  ARTICLE VI
                RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

      6.01 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Forbearance Agreement and the Loan Agreement and the other Loan Documents, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Forbearance Agreement, the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrowers and Agent and Lenders agree that the Forbearance Agreement, the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     6.02 REPRESENTATIONS AND WARRANTIES. Borrowers hereby represent and warrant to Agent and Lenders (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite limited liability company or corporate action on the part of Borrowers and will not violate the Articles of Incorporation or Bylaws of Morning Sun or the Certificate of Formation or regulations of Brazos; (b) the representations and warranties contained in the Forbearance Agreement, the Loan Agreement and any other Loan Document, as amended hereby, are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date, except that (i) Borrowers hereby represent and warrant that the representation and warranty of Borrowers continued in SECTION 8.1(K) of the Loan Agreement is true and correct on the date hereof, except that Borrowers will not be able to pay its payment obligations under the guaranty agreements executed by each Borrower as to payment of the Parent Senior Notes if demand is made under such guaranty agreements for payment by Borrowers, and (ii) Borrowers hereby represent and warrant that the representation and warranty contained in SECTION 8.1(Z) of the Loan Agreement is true and correct on the date hereof, except that certain suppliers to Borrowers have begun to change the credit terms being offered to Borrowers; (c) other than the Existing Default, no Event of Default or Default under the Loan Agreement has occurred and is continuing, unless such Event of Default or Default has been specifically waived in writing by Lenders; and (d) other than the Existing Default, Borrowers are in full compliance with all covenants and agreements contained in the Forbearance Agreement, the Loan Agreement and the other Loan Documents, as amended hereby.

                                 ARTICLE VII
                           MISCELLANEOUS PROVISIONS

      7.01 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Forbearance Agreement, the Loan Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or Lenders or any closing shall affect the representations and warranties or the right of Agent and Lenders to rely upon them.

      7.02 REFERENCE TO LOAN AGREEMENT. Each of the Loan Documents, including the Loan Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement, as amended hereby.

      7.03 EXPENSES OF AGENT AND LENDERS. Borrowers agree to pay on demand all costs and expenses incurred by Agent and Lenders in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent's and each Lender's legal counsel, and all costs and expenses incurred by Agent and Lenders in connection with the enforcement or preservation of any rights under the Forbearance Agreement, the Loan Agreement, or any other Loan Documents as amended hereby, including, without limitation, the costs and fees of Agent's legal counsel and each Lender's legal counsel.

      7.04 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

      7.05 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Agent, Lenders and Borrowers and their respective successors and assigns, except Borrowers may not assign or transfer any of their rights or obligations hereunder without the prior written consent of Agent and Lenders.

      7.06 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

      7.07 EFFECT OF WAIVER. No consent or waiver, express or implied, by Agent or Lenders to or for any breach of or deviation from any covenant or condition by Borrowers shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

      7.08 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

      7.09 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

      7.10 FINAL AGREEMENT. THE LOAN DOCUMENTS, AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF IN THE DATE THIS AGREEMENT IS EXECUTED. THE LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES, THERE ARE NOT UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWERS AND LENDER.

      7.11 RELEASE. BORROWERS HEREBY ACKNOWLEDGE THAT THEY HAVE NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT OR ANY LENDER. BORROWERS HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE AGENT AND EACH LENDER, ITS RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES

WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWERS MAY NOW OR HEREAFTER HAVE AGAINST AGENT, ANY LENDER, ITS RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE FORBEARANCE AGREEMENT OR THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

            [The Remainder of this Page Intentionally Left Blank]

      Executed this 30th day of November, 1998, but effective for all purposes as provided in SECTION 2.01 hereof.

                                          BRAZOS SPORTSWEAR, L.L.C.

                                          By:
                                          Name:
                                          Title:


                                          MORNING SUN, INC.

                                          By:
                                          Name:
                                          Title:


                                          FLEET CAPITAL CORPORATION,
                                          as Agent

                                          By:
                                          Name:
                                          Title:

                                          FLEET CAPITAL CORPORATION,
                                          in its individual capacity

                                          By:
                                          Name:
                                          Title:


                                          BANKBOSTON, NA

                                          By:
                                          Name:
                                          Title:

                      CONSENT, RATIFICATION AND RELEASE


      The undersigned hereby consents to the terms of the within and foregoing Amendment to Forbearance Agreement and Fourth Amendment to Third Amended and Restated Loan and Security Agreement ("AMENDMENT"), confirms and ratifies the terms of its guaranty agreement, and acknowledges that its guaranty agreement is in full force and effect on the date executed, that it has no defense, counterclaim, set-off or any other claim to diminish its liability under such document, that its consent is not required to the effectiveness of the within and foregoing document, and that no consent by it is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Loans, the Collateral, the Forbearance Agreement, the Loan Agreement or any Loan Documents. THE UNDERSIGNED HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT AND EACH LENDER, AND EACH OF ITS RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE UNDERSIGNED MAY NOW OR HEREAFTER HAVE AGAINST AGENT AND EACH LENDER, AND EACH OF ITS RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OR WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE AND ARISING FROM ANY "LOANS," INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE FORBEARANCE AGREEMENT OR THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

                                          BRAZOS SPORTSWEAR, INC.,
                                          a Delaware corporation

                                          By:
                                          Name:
                                          Title: